UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 22, 2008
Date of Report (Date of earliest event reported)
INTUIT INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.01

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Fiscal Year 2008 Bonus Awards and Fiscal Year 2009 Base Salaries for Senior Executives
Several of the senior executive officers of Intuit Inc. (“Intuit”) are eligible to receive an annual cash performance bonus for the fiscal year ending July 31, 2008 (“Fiscal 2008”) under Intuit’s Senior Executive Incentive Plan (“SEIP”), based on the achievement of certain performance goals established by the Compensation and Organizational Development Committee of the Board of Directors (the “Committee”). On July 22, 2008, the Committee certified that the performance goals for Fiscal 2008 had been achieved and approved annual performance bonuses under the SEIP for Brad D. Smith, Alexander M. Lintner, Kiran M. Patel, William V. Campbell and Scott D. Cook. The specific bonus amounts were determined by the Committee based on its review of the performance of each eligible executive officer.
The Committee also approved the annual performance bonus payable to R. Neil Williams under the Intuit Inc. Performance Incentive Plan (“IPI”) for Fiscal 2008, and the bonus payable to Stephen M. Bennett, Intuit’s former Chief Executive Officer, pursuant to the terms of his transition agreement.
The Committee also approved the annual base salaries for Intuit’s executive officers for the next fiscal year. The following table sets forth the bonus and annual base salary approved for the specified individuals.

		2009 Annual
Name and Current Position	2008 Bonus	Base Salary
Brad D. Smith President and Chief Executive Officer	$1,700,000	$800,000

R. Neil Williams Senior Vice President and Chief Financial Officer	$400,000	$600,000

Kiran M. Patel Senior Vice President and General Manager, Consumer Tax Group	$800,000	$700,000

Alexander M. Lintner Senior Vice President, Strategy and Corporate Development and President, Global Business Division	$485,000	$585,000

Stephen M. Bennett Director and Former President and Chief Executive Officer	$1,760,000	—

William V. Campbell Chairman of the Board of Directors	$600,000	$600,000

Scott D. Cook Director and Chairman of the Executive Committee	$400,000	$500,000

Funding of 2008 Intuit Inc. Performance Incentive Plan
On July 22, 2008, the Committee approved funding for the payment of annual performance bonuses to employees (other than officers eligible to receive bonuses under the SEIP) under the IPI for Fiscal 2008 in the aggregate amount of $113,000,000. A majority of Intuit’s full time employees are eligible for annual performance bonus awards under the IPI for Fiscal 2008.
Approval of 2009 Intuit Inc. Performance Incentive Plan
On July 22, 2008, the Committee approved the Intuit Inc. Performance Incentive Plan for Fiscal Year 2009, a discretionary cash bonus plan. The amount of a bonus award under the IPI for fiscal year 2009 will be based upon the individual employee’s bonus target, the employee’s performance during fiscal year 2009, and the amount of the aggregate bonus pool that is made available for bonuses for fiscal year 2009 based on overall performance of Intuit. A copy of the IPI for fiscal year 2009 is attached to this Report as Exhibit 10.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.01	Intuit Inc. Performance Incentive Plan for Fiscal Year 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.
Date: July 25, 2008	By:	/s/ Laura A. Fennell
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.01	Intuit Inc. Intuit Inc. Performance Incentive Plan for Fiscal Year 2009